Supplement Dated March 31, 2004* to the Prospectus

          Dated March 31, 2004 of AXP(R) Mid Cap Index Fund S-6437-99 H

The Fund's Directors have approved the liquidation of the Fund. Completion of the liquidation is subject to a number of conditions, including approval by shareholders of the Fund at a shareholder meeting scheduled to be held on June 9, 2004. It is anticipated that the Fund will be closed to new investors during the second quarter of 2004.









S-6434-23 C (3/04)
* Valid until further notice